December 19, 2002

                         DREYFUS PREMIER STATE
                          MUNICIPAL BOND FUND

           Supplement to Statement of Additional Information
                        dated September 1, 2002



      At a special meeting of shareholders of each Series held on December 18, 2002, shareholders approved changing one of the Series' investment restrictions to permit each Series to invest in securities of other investment companies to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"), as described below. Accordingly, the following information supplements and supersedes any contrary information contained in the Fund's Statement of Additional Information.

Certain Portfolio Securities

      Investment Companies. Each Series may invest in securities issued by other investment companies. Under the 1940 Act, a Series' investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Series' total assets with respect to any one investment company and (iii) 10% of the Series' total assets in the aggregate. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. A Series also may invest its uninvested cash reserves or cash it receives as collateral from borrowers of its portfolio securities in connection with the Series' securities lending program, in shares of one or more money market funds advised by the Manager. Such investments will not be subject to the limitations described above, except that a Series' aggregate investment of uninvested cash reserves in such money market funds may not exceed 25% of its total assets.

Investment Restrictions

      Investment Restriction No. 10 now reads as follows:

            The Series may not:

            10. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

      Investment Restriction No. 10 is now a non-fundamental policy which may be changed by the Fund's Board members at any time without shareholder approval. The Fund and the Manager have received an exemptive order from the Securities and Exchange Commission which, among other things, permits each Series to use cash collateral received in connection with lending the Series' securities and other uninvested cash to purchase shares of one or more registered money market funds advised by the Manager in excess of limitations imposed by the 1940 Act.

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